Supplement dated November 19, 2021

to LifeGoal Conservative Wealth Builder ETF’s

(f/k/a LifeGoal General Conservative Investment ETF)

Prospectus and Statement of Additional Information (“SAI”)

dated September 7, 2021,

as amended and restated on September 21, 2021

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

Effective November 19, 2021, the name of the LifeGoal General Conservative Investment ETF has been changed to the LifeGoal Conservative Wealth Builder ETF.

All references to “LifeGoal General Conservative Investment ETF” or “General Conservative Investment Fund” in the prospectus and SAI are hereby replaced with “LifeGoal Conservative Wealth Builder ETF” and “Conservative Wealth Builder Fund,” respectively.

The Fund’s investment strategies and risks otherwise remain unchanged.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 7, 2021, as amended and restated on September 21, 2021, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-888-920-7275.